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                                    SUMMARY
PURCHASE AND SALE AGREEMENT FOR 460 ELLIS ROAD (JACKSONVILLE) AND CENTERPORT PROPERTIES

The Purchase and Sale Agreement dated May 29, 1997, between the Company and The Prudential Insurance Company of America covering the 460 Ellis Road (Jacksonville) and Centerport properties as amended by the First Amendment thereto dated July 7, 1997, the Second Amendment thereto dated July 22, 1997, and the Third Amendment thereto dated August 5, 1997, (the "Ellis/Centerport Agreement") is substantially identical to the Purchase and Sale Agreement dated May 29, 1997 between the Company and The Prudential Insurance Company of America covering Texas properties as amended by the First Amendment thereto dated July 7, 1997, the Second Amendment thereto dated July 22, 1997, and the Third Amendment thereto dated August 5, 1997, which is filed herewith (the "Filed Agreement"). Material differences between the Ellis/Centerport Agreement and the Filed Agreement are set forth below.

     - Description of 460 Ellis Road (Jacksonville) and Centerport properties: see the attached Exhibit A

     - Purchase price for 460 Ellis Road (Jacksonville) and Centerport properties: $19,346,510

     - Allocation of purchase price among the 460 Ellis Road (Jacksonville) and Centerport properties: see the attached Exhibit B

     -  Required deposit: $98,606

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                                   EXHIBIT A
                   PRUDENTIAL OWNED FLORIDA PROPERTY PACKAGE

PRUDENTIAL
PROPERTY #    PROPERTY NAME              LOCATION               EXHIBIT

01131001      Centerport Building A      Pompano Beach, FL       A-20 *
01131002      Centerport Building B      Pompano Beach, FL       A-21 *
01131005      Centerport Building E      Pompano Beach, FL       A-22 *
01326000      460 and 500 North Ellis    Jacksonville, FL        A-27 *


* Attached
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EXHIBIT A-20
CENTERPORT BUILDING A
POMPANO BLEACH, FL


Land description: Buildings A & B

A portion of Parcel "A", Morningstar Lake parcels, according to the plat thereof as recorded in Plat Book 144, Page 22 of the public records of Broward County, Florida. More particularly described as follows:

Beginning at the easternmost northeast corner of said plat; thence

South 01(31'35" east, along the east line of said plat, 653.45 feet; thence south 88^39'10" west 619.83 feet to the east line of northwest 8th Avenue; thence north 01(17'56" west, along said east line, 407.41 feet; thence north 03(25'54" east 247.11 feet to the westerly extension of a north line of said plat; thence north 88(40'22" east, along said westerly extension and said north line, 596.86 feet to the point of beginning.

Said lands lying in the city of Pompano, Broward County, Florida. Containing
9.223 acres more of less.
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EXHIBIT A-21
CENTERPORT BUILDING B
POMPANO BEACH, FL

Land description: Buildings A & B

A portion of Parcel "A", Morningstar Lake parcels, according to the plat thereof as recorded in Plat Book 144, Page 22 of the public records of Broward County, Florida. More particularly described as follows:

Beginning at the easternmost northeast corner of said plat; thence

South 01(31'35" east, along the east line of said plat, 653.45 feet; thence south 88^39'10" west 619.83 feet to the east line of northwest 8th Avenue; thence north 01(17'56" west, along said east line, 407.41 feet; thence north 03(25'54" east 247.11 feet to the westerly extension of a north line of said plat; thence north 88(40'22" east, along said westerly extension and said north line, 596.86 feet to the point of beginning.

Said lands lying in the city of Pompano, Broward County, Florida. Containing
9.223 acres more of less.

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EXHIBIT A-22
CENTERPORT BUILDING E
POMPANO BEACH, FL

Land description:  Building "E"

A portion of Parcels "A" & "B", Morningstar Lake parcels, according to the plat thereof as recorded in Plat Book 144, Page 22 of the public records of Broward County, Florida. More particularly described as follows.

Commencing at the westernmost northwest corner of said plat; thence south 10(48'34" west, along the west line of said plat, 661.62 feet to the point of beginning, said point lying on the south right-of-way line of N.W. 33rd Street; thence north 88(39'10" east, along said south right-of-way line
381.28 feet; thence south 46(19'23" east along said south right-of-way line
42.44 feet to the west right-of-way line of N.W. 8th Avenue; thence south 01(17'56" east along said west right-of-way line 264.97 feet; thence south 88(39'10" west, 474.60 feet to the west line of said plat; thence north 10(48'34" east, along said west line, 301.77 feet to the point of beginning.

Said lands lying in the city of Pompano Broward County, Florida. Containing
2.989 acres more of less.

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EXHIBIT A-27
460 AND 500 NORTH ELLIS
JACKSONVILLE, FL

Phase I: A part of the northwest 1/4 of the northwest 1/4, Section 18, Township 2 South, Range 26 East, Jacksonville, Duval County, Florida, and all being more particularly described as follows:

Commence at the intersection of the centerline of Ellis Road, an original 60 foot right of way as described in O.R. Volume 425, Page 417, of the current public records of said county, with the centerline of Broadway Avenue (a 60 foot right of way as now established), said point being the southeasterly corner of said northwest 1/4 of the northwest 1/4 of Section 18, Township 2 South, Range 26 East; thence south 88 degrees 25 minutes 10 seconds west along the westerly prolongation of the centerline of Broadway Avenue and the southerly line of said northwest 1/4 of the northwest 1/4, a distance of
40.03 feet to the present westerly right of way line of Ellis Road and to the point of beginning; thence south 89 degrees 26 minutes 50 seconds west, 1245.83 feet, to a point on the westerly line of that certain 20 foot perpetual right of way and easement for drainage, recorded in O.R. Volume 1969, Page 581 and Page 584 of the current public records of said county; thence north 00 degrees 45 minutes 10 seconds west, along last said line
377.44 feet; thence north 88 degrees 25 minutes 10 seconds east, 1254.39 feet; to a point on the aforementioned westerly right of way line of Ellis Road; thence south 00 degrees 27 minutes 20 seconds west, along last said line 400.00 feet to the point of beginning.

Phase II: A part of the northwest 1/4 of the northwest 1/4, and a part of the southwest 1/4 of the northwest 1/4 of Section 18, Township 2 South, Range 26 East, Jacksonville, Duval County, Florida, and all being more particularly described as follows:

Commence at the intersection of the centerline of Ellis Road, an original 60 foot right of way described in O.R. Volume 425, Page 417, of the current public records of said county, with the centerline of Broadway Avenue (a 60 foot right of way as now established), said point being the southeasterly corner of said northwest 1/4 of the northwest 1/4 of Section 18, Township 2 South, Range 26 East; thence south 88 degrees 25 minutes 10 seconds west, along the westerly prolongation of the centerline of Broadway Avenue and the southerly line of said northwest 1/4 of the northwest 1/4, a distance of
40.03 feet to the present westerly right of way line of Ellis Road and to the point of beginning; thence south 00 degrees 04 minutes 04 seconds east, along said westerly right of way line of Ellis Road, a distance of 275.63 feet; thence south 89 degrees 26 minutes 50 seconds west, 831.58 feet to a point lying in the easterly line of that certain 80 foot D.O.T. drainage easement recorded in O.R. Volume 2841, Page 814, and O.R. Volume 2831, Page 1026, of the current public records of said county; run thence south 00 degrees 31 minutes 37 seconds east, public records of said county; run thence south 00 degrees 31 minutes 37 seconds east, along said easterly line of the aforedescribed easement, a distance of 341.83 feet; run thence south 89 degrees 26 minutes 50 seconds west, a distance of 80.00 feet to a point lying on the westerly line of the aforedescribed 80 foot drainage easement, said point also being the intersection with a curve concave northeasterly, having a radius of 385.28 feet and a central angle of 64 degrees 48 minutes 00 seconds; run thence along and around the arc of said curve, an arc

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length of 435.74 feet, said arc being subtended by a chord having a bearing of north 49 degrees 16 minutes 28 seconds west, and a distance of 412.89 feet to a point of intersection with the easterly line of that certain 20 foot perpetual right of way and easement for drainage recorded in O.R. Volume 1969, Page 581, and Page 584, of the current public records of said county; run thence south 89 degrees 14 minutes 51 seconds west, a distance of 20.00 feet to the westerly line of the aforementioned 20 foot perpetual right of way and easement for drainage; run thence north 00 degrees 45 minutes 10 seconds west, along said westerly line, a distance of 345.14 feet; thence north 89 degrees 26 minutes 50 seconds east, 1245.83 feet to the point of beginning.

Phase I and Phase II described together as follows:

A part of the northwest 1/4 of the northwest 1/4, and a portion of the southwest 1/4 of the northwest 1/4 of Section 18, Township 2 South, Range 26 East, Jacksonville, Duval County, Florida, and all being more particularly described as follows:

Commence at the intersection of the centerline of Ellis Road, an original 60 foot right of way described in O.R. Volume 425, Page 417, of the current public records of said county, with the centerline of Broadway Avenue (a 60 foot right of way as now established), said point being the southeasterly corner of said northwest 1/4 of the northwest 1/4 of Section 18, Township 2 South, Range 26 East; thence south 88 degrees 25 minutes 10 seconds west, along the westerly prolongation of the centerline of Broadway Avenue and the southerly line of said northwest 1/4 of the northwest 1/4, a distance of
40.03 feet to the present westerly right of way line of Ellis Road and to the point of beginning; thence south 00 degrees 04 minutes 04 seconds east,
275.63 feet to a point; thence south 89 degrees 26 minutes 50 seconds west
831.58 feet to a point lying on the easterly line of that certain 80 foot D.O.T. drainage easement recorded in O.R. Volume 2841, Page 814, and O.R. Volume 2831, Page 1026, of the current public records of said county; run thence south 00 degrees 31 minutes 37 seconds east, along said easterly line of the aforedescribed easement, a distance of 341.83 feet; run thence south 89 degrees 26 minutes 50 seconds west, a distance of 80 feet to a point lying on the westerly line of the aforedescribed 80 foot drainage easement, said point also being the intersection with a curve concave northeasterly, having a radius of 385.28 feet and a central angle of 64 degrees 48 minutes 00 seconds; run thence along and around a curve of said arc, an arc length of
435.74 feet, said arc being subtended by a chord having a bearing of north 49 degrees 16 minutes 28 seconds west, and a distance of 412.89 feet to a point of intersection with the easterly line of that certain 20 foot perpetual right of way and easement for drainage recorded in O.R. Volume 1969, Page 581, and Page 584, of the current public records of said county; run thence south 89 degrees 14 minutes 51 seconds west, a distance of 20 feet to the westerly line of the aforementioned 20 foot perpetual right of way and easement for drainage; run thence north 00 degrees 45 minutes 10 seconds west along said westerly line, a distance of 722.58 feet; thence north 88 degrees 25 minutes 10 seconds east, 1254.39 feet to a point on the aforementioned westerly right of way line of Ellis Road; thence south 00 degrees 27 minutes 20 seconds west, along said line 400 feet to the point of beginning.
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                                   EXHIBIT B
                          ALLOCATION OF PURCHASE PRICE

PROJECT DESCRIBED                                     ALLOCATED PRICE

A-20     Centerport Building A                        $3,556,490
A-21     Centerport Building B                        $3,369,890
A-22     Centerport Building E                        $4,397,000
A-27     460 AND 500 N. ELLIS                         48,023,130